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Managers of equity mutual funds use varied investing styles or strategies when they invest your hard-earned money.

Broadly speaking, there are two main investment styles: growth and value. What distinguishes each style is its emphasis. For growth managers, the key to identifying an attractive stock is earnings growth. They look for companies that exhibit strong and sustainable earnings growth. For value managers, the key factor is the relative price of the stock. They look for stocks which are attractively priced or, in other words, trading below their intrinsic value.

Some styles are more risky or aggressive than others, so it's prudent to know which ones suit your investment personality. What follows is an overview of some of the terms relating to "style" that you'll encounter in mutual fund advertisements, literature and "how-to" books.

Value:
This style involves buying stocks in companies that are fundamentally sound but whose stocks are priced at bargain levels relative to growth stocks. Value managers search for stocks whose prices have been temporarily depressed because of a one-time earnings shortfall, short-term industry conditions or other transitory factors. If the intrinsic value of the investment is increasing at a strong rate, the value investor reasons, at some point this increase in value will be recognized by the market and the value investor will be rewarded. Warren Buffet is an example of a successful value style investor who looks to invest in strong companies with sound management available at reasonable prices.

Value stocks tend to be less volatile than other stocks and value investors have lower short-term expectations for their stock than "growth" investors. These stocks tend to have lower P/E ratios.

Growth:
Managers who follow this style are looking for strong earnings to drive a company's stock price up, creating capital gains that can outperform in strong markets.

Growth managers generally look for companies with above average earnings growth. These companies are growing well so they will typically have higher stock prices relative to earnings. These are known as high P/E stocks.

The Growth style carries higher risk than the value approach. Because the relatively high valuation of the stock is based on expectations of increasing earnings, one misstep or earnings shortfall can cause the stock price to plunge. The degree of risk depends on how aggressive the manager is and can be somewhat mitigated by careful diversification. This style is less suited to investors who panic in down markets, when growth can be hard to come by.

Sector Rotation:
As the name implies, fund managers using this style analyze the over-all economy to decide which industries or sectors are likely to outperform others.

For example, when bank stocks surged in recent years, funds overweighted in them reaped great rewards. The risk inherent in this strategy is this: if you're invested in the wrong sector, you can lose big.

Momentum: ("buy high, sell higher")
Managers who favor this approach look for stocks whose prices appear to be on a fast ride upward. These managers buy in and hope to ride the stock way up before cashing out. It's perhaps the most risky style of all, but can reap big returns.

Value and growth stocks do not usually move in tandem. For this reason, you may want to consider combining growth and value investments. This gives you a more diversified portfolio with the potential to reduce overall risk and appreciate in value through all market conditions.

Recently, S&P and Barra Inc. conducted a study on the S&P 500 stocks, segregating the index into value stocks and growth stocks. The study covered a period of twenty years and clearly shows the inverse relation of the two styles. In any given year, one style typically outperforms the other. The study is a potent argument for portfolio diversification within investment styles, and for combining both value and growth styles in your investment portfolio.

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